UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2017

KELLY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-1088	38-1510762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

(Address of Principal Executive Offices)

(Zip Code)

(248) 362-4444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Equity Incentive Plan

At the annual meeting of the stockholders of Kelly Services, Inc. (the “Company”) held on May 10, 2017, the Company’s stockholders approved an amendment and restatement of the Kelly Services, Inc. Equity Incentive Plan (the “Equity Incentive Plan”). The material terms of the Equity Incentive Plan are described in the Company’s definitive proxy statement for its annual meeting of stockholders filed with the Securities and Exchange Commission on April 7, 2017, which description is incorporated by reference in this Current Report on Form 8-K. A copy of the Equity Incentive Plan as so approved is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Executive Officer Appointments

On May 10, 2017, the board of directors of the Company appointed Teresa S. Carroll as Executive Vice President, President of Global Talent Solutions (GTS) and General Manager of Sales, Marketing and Human Resources, and Peter W. Quigley as Executive Vice President, President of Global Staffing and General Manager of Global Information Technology, Global Business Services and Global Service. In their new roles, Ms. Carroll and Mr. Quigley will each report directly to George S. Corona, the Company’s President and Chief Executive Officer. Mr. Corona’s previously announced appointment as the President and Chief Executive Officer of the Company became effective as of May 10, 2017.

Ms. Carroll, age 51, previously served as the Company’s Senior Vice President and General Manager of GTS. In her new role, Ms. Carroll will be responsible for maximizing growth in the GTS operating segment, driving the Company’s sales and marketing strategy and securing the Company’s position as a premier talent destination. The GTS operating segment will report to Ms. Carroll, along with the Company’s Global Solutions, Global Solutions Design, Global Human Resources and Global Marketing functions. Ms. Carroll joined the Company in 1992. She holds a master’s degree in business administration from the University of Michigan, and a bachelor’s of science degree in industrial engineering from the GMI Engineering and Management Institute (now Kettering University) in Michigan.

Mr. Quigley, age 56, previously served as Senior Vice President and General Counsel, Chief Administrative Officer and Assistant Secretary of the Company. In his new position, Mr. Quigley will be responsible for maximizing growth in the Company’s Americas Staffing and International Staffing operating segments, driving the Company’s technology strategy and improving Company-wide efficiency and productivity. Americas Staffing and International Staffing operations will report to Mr. Quigley, along with the Company’s Global Information Technology, Global Service and Global Business Services functions. Mr. Quigley joined the Company in 2002. He earned a juris doctorate with honors from the National Law Center at George Washington University in Washington, D.C. and a bachelor’s degree with distinction in political science and history from the University of Michigan

Changes in Executive Officer Compensation

On May 10, 2017, the board of directors of the Company, based on the recommendation of its compensation committee, approved changes in the compensation of Mr. Corona, Ms. Carroll and Mr. Quigley in recognition of their past performance and increased responsibilities in their new positions.

Mr. Corona’s annual base salary was increased to $1,000,000. His Short Term Incentive Plan (“STIP”) target award opportunity was increased to 130%. He was additionally granted 37,266 2017 Performance Shares at target level and 9,316 2017 Restricted Stock Units pursuant to the Equity Incentive Plan.

Ms. Carroll’s annual base salary was increased to $575,000. Her STIP target award opportunity was increased to 85%. She was additionally granted 9,350 2017 Performance Shares at target level and 3,116 2017 Restricted Stock Units.

Mr. Quigley’s annual base salary was increased to $575,000. His STIP target award opportunity was increased to 85%. He was additionally granted 9,350 2017 Performance Shares at target level and 3,116 2017 Restricted Stock Units.

The 2017 STIP target award opportunity, the 2017 Performance Shares and the 2017 Restricted Stock Units granted to Mr. Corona, Ms. Carroll and Mr. Quigley were adjusted in accordance with the terms of the STIP and the Equity Incentive Plan. The same performance goals applied to the original 2017 STIP target award opportunity, and the same performance goals and vesting periods applied to the original grant of 2017 Performance Shares and the grant of 2017 Restricted Stock Units, will continue to apply to the final increased portion of these awards to determine the actual payment to be made in accordance with the applicable performance goals attained.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 10, 2017. The final results of voting on each of the matters submitted to a vote of stockholders during the annual meeting are listed below.

Proposal 1

All of the nominees for election to the board of directors were elected to serve until the next annual meeting of stockholders with the following vote:

Name of Nominee	Number of Shares Votes “For”	Number of Shares Voted “Withheld”	Broker Non-Votes
Terence E. Adderley	3,189,777	10,923	220,226
Carol M. Adderley	3,188,175	12,525	220,226
George S. Corona	3,190,286	10,414	220,226
Robert S. Cubbin	3,197,626	3,074	220,226
Jane E. Dutton	3,198,302	2,398	220,226
Terrence B. Larkin	3,198,777	1,923	220,226
Leslie A. Murphy	3,198,777	1,923	220,226
Donald R. Parfet	3,198,302	2,398	220,226
Hirotoshi Takahashi	3,189,609	11,091	220,226

Proposal 2

The stockholders approved, by advisory vote, the Company’s executive compensation with the following vote:

Shares Voting “For”	3,158,249
Shares Voting “Against”	42,099
Shares Abstaining From Voting	352
Broker Non-Votes	220,226

Proposal 3

The stockholders approved, by advisory vote, the frequency of future voting on the Company’s executive compensation with the following vote:

One Year	3,195,815
Two Years	1
Three Years	4,038
Shares Abstaining From Voting	846
Broker Non-Vote	220,226

Proposal 4

A proposal to amend and restate the Kelly Services, Inc. Equity Incentive Plan was approved with the following vote:

Shares Voting “For”	3,196,522
Shares Voting “Against”	4,178
Shares Abstaining From Voting	0
Broker Non-Votes	220,226

Proposal 5

A proposal to ratify the appointment of PricewaterhouseCoopers LLC as the Company’s independent registered public accounting firm for the 2017 fiscal year was approved with the following vote:

Shares Voting “For”	3,417,591
Shares Voting “Against”	3,328
Shares Abstaining From Voting	7

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Kelly Services, Inc. Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: May 12, 2017	/s/ James M. Polehna
James M. Polehna
Vice President and Secretary

Exhibit Index

Exhibit No.	Exhibit

10.1	Kelly Services, Inc. Equity Incentive Plan